PROSPECTUS                       2,300,000 COMMON SHARES
                               RMR PREFERRED DIVIDEND FUND                         [LOGO]

RMR Preferred Dividend Fund, or we, us or the Fund, is a newly organized, non-diversified closed end management investment company. We have been approved to list our common shares on the American Stock Exchange, or AMEX, under the symbol "RDR" subject to notice of issuance.

INVESTMENT OBJECTIVES. Our primary investment objective is to provide high current income to our common shareholders. Capital appreciation is our secondary investment objective.

INVESTMENT STRATEGY. We will attempt to achieve our objectives by investing primarily in publicly traded preferred securities. Generally, in normal market conditions, we expect that (1) at least 80% of our managed assets, as defined on page 2, will be invested in preferred securities and (2) at least 50% of our managed assets will be invested in preferred securities issued by real estate investment trusts, or REITs. Holders of preferred securities usually receive regular payments at a fixed rate or a rate determined by formula. The right to receive these payments is generally senior to the rights of the issuer's common equity holders, but junior to the rights of the issuer's creditors. There can be no assurance that we will achieve our investment objectives.

OUR ADVISOR. We will be managed by our Advisor, RMR Advisors, Inc. Our Advisor currently manages three other closed end funds, each of which invests a part of its portfolio in preferred securities; but this will be our advisor's first fund primarily invested in preferred securities.

    INVESTING IN OUR COMMON SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 13.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    PER SHARE    TOTAL(1)
                                                    ---------   -----------
Public Offering Price.............................   $ 20.00    $46,000,000
Sales Load (2)....................................   $  0.90      2,013,750
Estimated Offering Expenses (2)(3)................   $  0.04         89,500
Proceeds to the Fund (4)..........................   $ 19.06    $43,896,750

--------------------
(1) The underwriters may purchase up to an additional 335,625 common shares within 45 days of this prospectus at the public offering price, less the sales load, to cover over allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $52,712,500, $2,315,812, $102,925 and $50,293,763, respectively. See "Underwriting."

(2) The Fund will not pay any sales load or offering expenses related to 62,500 of our common shares which we have agreed to sell to affiliates of our Advisor at $20 per share. See "Underwriting".

(3) Our Advisor has agreed to pay all organizational costs and the offering expenses (other than the sales load) that exceed $0.04 per common share sold to the public. The estimated offering expenses to be incurred by the Fund are $89,500.

(4) The offering expenses for any preferred shares issued by the Fund will be borne by the Fund and are estimated to be $230,000 ($0.10 per common share).

    The common shares will be delivered on or about May 31, 2005.

                            ------------------------

RBC Capital Markets                                                          Wachovia Securities

Ferris, Baker Watts       Legg Mason Wood Walker      Stifel, Nicolaus & Company
     Incorporated              Incorporated                  Incorporated

                                   Brookstreet Securities
Advest, Inc.                                Corp.                 Fixed Income Securities

HarrisDIRECT                      McGinn, Smith & Co., Inc.    SunTrust Robinson Humphrey

                            ------------------------

                                  May 25, 2005

(CONTINUED FROM COVER PAGE.)

NO PRIOR TRADING HISTORY. We are newly organized and our common shares have no prior trading history. The shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for our shares equal to or greater than net asset value will result after our shares begin to trade. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of this offering.

PREFERRED SECURITIES. We expect to invest at least 80% of our managed assets in preferred securities. Our managed assets are equal to the net asset value of our common shares plus the liquidation preference of any fund preferred shares and the principal amount of any borrowings outstanding. Many of the preferred securities in which we expect to invest may be rated below investment grade or may be unrated but have characteristics considered to be below investment grade. Below-investment grade ratings are commonly referred to as "junk" or "high yield" ratings. Generally, preferred securities rated or considered to be below investment grade are regarded as having predominantly speculative character with respect to capacity to make dividend payments and involve greater risks than securities rated investment grade.

LEVERAGE. We intend to issue fund preferred shares within three months after the completion of this offering. Although we have no present intent to do so, we may also borrow or issue debt securities. Initially, we expect these fund preferred shares will be equal in amount to approximately 30% of our managed assets immediately after their issuance; however, we may revise the amount of leverage we employ at any time and from time to time without notice to shareholders based on then current market conditions, costs of issuance or servicing leverage or other factors considered relevant by our Advisor and our board of trustees. Our issuance of fund preferred shares or debt will leverage your common shares and may cause you to realize a larger return or larger loss on your investment in our common shares than you would realize without our use of leverage. The cost of issuing leverage will be borne by common shareholders and will result in a reduced net asset value of your common shares. Because the fee we pay to our Advisor is calculated on the basis of our managed assets, our use of leverage increases the fee paid to our Advisor. There can be no assurance that our leverage strategies will be successful.

OUR COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

                            ------------------------

                               TABLE OF CONTENTS

                                PAGE
                              --------
Prospectus Summary...........     4
Summary of Fund Expenses.....    10
Risk Factors.................    13
Use of Proceeds..............    18
The Fund.....................    18
Investment Objectives and
  Policies...................    19
Use of Leverage..............    22
Interest Rate Transactions...    24
Management of the Fund.......    25
Net Asset Value..............    28
Distributions................    29
Dividend Reinvestment Plan...    30

                                PAGE
                              --------
Description of Shares........    31
Borrowings...................    33
Certain Provisions in the
  Declaration of Trust.......    34
Repurchase of Fund Shares....    36
Tax Matters..................    36
Underwriting.................    38
Custodian and Transfer
  Agent......................    41
Legal Matters................    41
Table of Contents of the
  Statement of Additional
  Information................    42

    You should rely only on the information contained in or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Unless otherwise stated, all information in this prospectus assumes that the underwriters' over allotment option is not exercised. See "Underwriting."

    You should read this prospectus, which contains important information about us, before deciding whether to invest in our common shares, and retain it for future reference. A Statement of Additional Information, or SAI, dated May 25, 2005, containing additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 42 of this prospectus, by calling 1-866-790-8165 or 1-617-332-9530 or by writing to us. You can get the same information free from the SEC's EDGAR database on the Internet at http://www.sec.gov.

    Until June 19, 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH AT "RISK FACTORS."

The Fund..........................  RMR Preferred Dividend Fund is a newly organized, non-
                                    diversified, closed end management investment company.

The Offering......................  We are offering 2,300,000 of our common shares of which affiliates of our Advisor have agreed to purchase 62,500. The public offering price is $20.00 per common share. You must purchase at least 100 common shares ($2,000). We have granted the underwriters an option to purchase up to 335,625 additional common shares to cover over allotments, if any.

Investment Objectives.............  Our primary investment objective is to provide high current income. Capital appreciation is our secondary investment
                                    objective. There can be no assurance that we will achieve our investment objectives. Our investment objectives are
                                    fundamental policies and cannot be changed without shareholder approval.

Investment Strategy...............  Generally, under normal market conditions, our investment strategy will be as follows:

                                    -    At least 80% of our managed assets will be invested in
                                         preferred securities. Some of our preferred securities may be convertible preferred securities and preferred
                                         securities issued by trust subsidiaries of companies, so
                                         called "trust preferred" or "hybrid preferred" securities.

                                    -    At least 50% of our managed assets will be invested in
                                         preferred securities issued by REITs. Under current market conditions, we expect that approximately 75% of our
                                         managed assets will be invested in preferred securities
                                         issued by REITs.

                                    -    We may invest without limitation in preferred and other
                                         ratable securities that at the time of investment are
                                         rated below investment grade (below Baa3, BBB-, or BBB-)
                                         by Moody's Investors Service, Inc. ("Moody's"), Standard &
                                         Poor's Ratings Services, a division of The McGraw-Hill
                                         Companies, Inc. ("S&P") or Fitch Ratings ("Fitch"),
                                         respectively, or that are unrated but considered to be
                                         below investment grade quality by our Advisor.

                                    -    In anticipation of, or in response to, adverse market
                                         conditions or for cash management purposes, we may
                                         temporarily hold all or a portion of our assets in cash,
                                         money market instruments, commercial paper, shares of
                                         money market funds, investment grade bonds or other
                                         investment grade debt securities, including

                                         government securities. Our investment objectives may not
                                         be achieved during these times.

                                    -    In connection with our use of leverage, we may enter into
                                         interest rate swap or cap transactions or purchase or sell futures or options on futures.

                                    -    We will not invest in the securities of any company
                                         managed by our Advisor or by an affiliate of our Advisor.

Use of Leverage...................  We intend to use leverage by issuing fund preferred shares.
                                    Although we have no present intent to do so, we may also use leverage by borrowing. Initially, we expect that fund preferred shares will be equal in amount to approximately 30% of our capital immediately after their issuance; however, we may
                                    revise the type and the amount of leverage we employ at any time and from time to time without notice to shareholders. All distributions on and redemptions of our fund preferred shares and all interest and principal payments on our borrowings, if any, will have priority claims on our income and assets over distributions on our common shares. Our current intent is to use leverage by issuing fund preferred shares within three months after the completion of this offering and to use the net proceeds of that issuance to make additional investments. So long as the returns that we realize on these investments exceed the distributions paid on our fund preferred shares plus our expenses arising from these investments, this leverage strategy will increase the income available for our common shares and allow us to pay higher distributions to you than we might pay without using leverage. However, there is no guaranty that our leverage strategy will be successful. If the income we receive on investments funded with leverage is less than our leverage costs, the use of leverage may reduce our income and decrease the distributions you receive from us.

Distributions on Common Shares....  We intend to pay regular monthly cash distributions. Our initial distribution will be declared within approximately 45 days, and paid approximately 60 to 90 days, after the
                                    completion of the initial closing of this offering. Our
                                    distribution rate may be adjusted from time to time by our board of trustees, depending upon the actual or anticipated performance of our investments, the distributions payable on our fund preferred shares, if any, and interest payable on our debt, if any, and other factors.

                                    The characterization of our distributions for tax purposes is generally dependent upon the characterization of the income generated by our investments. A majority of our investments, particularly investments in securities of real estate
                                    investment trusts, or REITs, and most trust preferred or hybrid preferred shares, which are taxed like debt instruments, is expected to

                                    generate income that is treated for tax purposes as ordinary income, capital gains or return of capital for individuals and corporations. The remaining part of our investments is expected to generate income that is "qualified dividend income," or
                                    "QDI," eligible for reduced rates of taxation for individual shareholders and the "dividends received deduction," or "DRD,"
                                    for corporations. See "Tax Matters."

Dividend Reinvestment               We have a dividend reinvestment plan which is sometimes
  Plan............................  referred to as an "opt out plan." Under this plan you will receive all of your distributions in our common shares, unless you elect to receive them in cash. You will also have the
                                    option to acquire additional common shares for cash. Our stock transfer agent and registrar, Wells Fargo Bank, N.A., will administer this plan. Wells Fargo will receive your
                                    distributions and purchase common shares in the market or from us for your account. Shares will be purchased from us as newly issued shares whenever the market price of our common shares plus estimated brokerage costs is equal to or greater than our net asset value. Shares will be purchased in open market
                                    transactions whenever the market price of our common shares plus estimated brokerage costs is less than our net asset
                                    value. This automatic reinvestment of distributions will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

Investment Advisor................  Our Advisor will be our investment manager. Our Advisor currently manages three other closed end funds, each of which is partially invested in preferred securities. However, this
                                    Fund will be the first fund managed by our Advisor which will primarily invest in preferred securities.

                                    Our Advisor is an affiliate of Reit Management & Research, LLC, a company which manages three public REITs: HRPT Properties
                                    Trust (NYSE: HRP), Hospitality Properties Trust (NYSE: HPT) and
                                    Senior Housing Properties Trust (NYSE: SNH). Together these three REITs have a total market capitalization of over
                                    $10 billion.

                                    We will pay our Advisor a monthly fee equal to an annual rate of 0.85% of our average daily managed assets (I.E., the net asset value of our common shares plus the liquidation
                                    preference of any fund preferred shares and the principal
                                    amount of any borrowings outstanding). Because this fee is calculated on the basis of our managed assets, our use of
                                    leverage increases the fee paid to our Advisor. For the five years after the closing of this offering, our Advisor has
                                    agreed to waive its fees equal to an annual rate of 0.55% of our average daily managed assets. In addition, our Advisor will pay all organizational costs and the offering expenses,

                                    excluding the sales load, which exceed $0.04 per common share sold to the public. See "Underwriting."

Custodian.........................  State Street Bank and Trust Company will serve as custodian of our assets.

Administration and
  Subadministration...............  Our Advisor will also act as our administrator. Substantially all administrative activities will be conducted on our behalf by State Street Bank and Trust Company, as subadministrator.

Transfer Agent....................  Wells Fargo Bank, N.A. will serve as our transfer agent.

Listing and Symbol................  We have been approved to list our common shares on the AMEX under the symbol "RDR" subject to notice of issuance.

Principal Risks...................  NO OPERATING HISTORY. We are a newly organized company and have no history of operations.

                                    LIMITED EXPERIENCE OF OUR ADVISOR. Our Advisor has limited experience managing registered investment companies.

                                    MARKET DISCOUNT RISK. Shares of closed end investment companies frequently trade at a discount to net asset value.

                                    NON-DIVERSIFICATION RISK. Because we are non-diversified, we can invest a greater percentage of our assets in securities of a single company than can a diversified fund under the
                                    Investment Company Act of 1940, or the 1940 Act. Accordingly,
                                    the value of your investment in our common shares may be more volatile than an investment in a diversified fund.

                                    PREFERRED SECURITIES RISKS. Our investment focus on preferred securities will incorporate the risks associated with those securities, including the following:

                                    -    If expected distributions on the preferred securities in
                                         which we invest are not paid, we will have limited rights
                                         to require payment; and those rights we have usually will
                                         be subordinated to rights of the issuers' creditors.

                                    -    Most of the preferred securities in which we invest will
                                         have no or limited voting rights. Accordingly, we will
                                         have limited influence over decisions which may affect the value of these investments.

                                    -    Many of the preferred securities in which we invest will
                                         permit the issuers to redeem the preferred securities
                                         after a certain time or upon the occurrence of certain
                                         events. If our investments are redeemed we may not realize our expected distributions, we may be unable to invest the redemption proceeds for equivalent returns or we may lose
                                         the value of any premium we may have paid in excess of the redemption price.

                                    LEVERAGE RISKS. Because we will use leverage to increase our investments, if the value of our investments declines, the value of your common shares will decline faster than it would if we had invested without leverage. Holders of our fund
                                    preferred shares or our debt will have priority claims to our income and assets over your rights as an owner of our common shares.

                                    INTEREST RATE RISKS. We will be exposed to at least two risks associated with increases in interest rates:

                                    -    Our cost of leverage will increase as interest rates
                                         increase. These increased costs may result in less net
                                         income available for distribution to you as a common
                                         shareholder.

                                    -    When interest rates rise, the market values of dividend
                                         and interest paying securities usually fall. Because most
                                         of our investments will be in dividend paying preferred
                                         securities and because we expect to make distributions to
                                         our shareholders, both our net asset value and the market
                                         price of our common shares are likely to decline when
                                         interest rates rise.

                                    Interest rate risks may be magnified if we hedge interest rates based upon expectations concerning interest rates that prove inaccurate.

                                    CREDIT RISK. Our receipt of distributions that accrue on the preferred securities we own, and the market value of those securities, will depend upon the creditworthiness of the
                                    issuers. Lower rated securities have greater credit risk than higher rated securities. Also, preferred securities are
                                    subordinated to, and therefore generally carry higher credit risk than, a company's bonds and other debt obligations. If an issuer of preferred securities we own suffers adverse changes to its financial condition or if a rating agency lowers its rating of preferred securities we own, the market value of those preferred securities usually will decline.

                                    BELOW INVESTMENT GRADE SECURITIES RISKS. Because there is no limit on the portion of our managed assets invested in unrated or below investment grade rated securities, your investment in our common shares will involve a greater risk of loss than an investment which is focused only on higher rated securities.

                                    LIQUIDITY RISKS. Many of the preferred securities in which we expect to invest are not regularly traded in large volumes, which may raise the prices we pay to purchase these securities and lower the prices we can obtain when we sell these
                                    securities.

                                    CONCENTRATION OF INVESTMENTS. Our investment strategy will cause concentration in the real estate industry. A general decline in the profitability or credit characteristics of the real estate industry is likely to cause a decline in the value of our common shares.

                                    REAL ESTATE INDUSTRY RISKS. Our strategy to concentrate
                                    investments in preferred shares issued by REITs will
                                    incorporate the risks inherent in the issuing real estate
                                    companies, including the following:

                                    -    Securities of companies that own office or industrial
                                         buildings are vulnerable to changes in office or
                                         industrial occupancies and rents; securities of companies
                                         that own healthcare facilities may be highly dependent
                                         upon Medicare or Medicaid payments which are subject to
                                         changes in government policies; securities of companies
                                         that own retail properties are vulnerable to changes in
                                         consumer spending practices and to bankruptcies of large
                                         retail firms; securities of companies that own apartment
                                         buildings are affected by changes in housing market
                                         conditions; and securities of companies that own other
                                         types of real estate are subject to risks associated with
                                         that type of real estate.

                                    -    Real estate companies in which we will invest are
                                         susceptible to other special risks. For example: real
                                         estate taxes and property insurance costs have increased
                                         materially in the past few years; environmental laws have
                                         made real estate owners responsible for clean up costs
                                         which can be material; and other laws require real estate
                                         owners to incur capital expenditures such as laws that
                                         require access for disabled persons.

                                    -    Real estate companies generally build, buy, sell and lease properties. The financial success of these activities are
                                         usually correlated with economic conditions generally,
                                         although the impact of changing market conditions upon
                                         real estate companies is often delayed. Changing market
                                         conditions can cause real estate companies to suffer
                                         reduced profits or losses.

                                    ANTI-TAKEOVER PROVISIONS. Our agreement and declaration of trust, or declaration of trust, and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund. These provisions may deprive you of the ability to sell your common shares at a premium to their market value.

                            SUMMARY OF FUND EXPENSES

    The purpose of the following is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. This information shows transaction fees and expenses arising from your purchase of our shares. The table below is based on estimated amounts for our first year of operations and assumes that we issue 2,300,000 common shares, including
62,500 common shares to affiliates of our Advisor, and that we use leverage, as we currently expect, to increase our investments by issuing fund preferred shares within three months following the completion of this offering. The amount of leverage and the type of leverage we will use will depend upon market conditions in effect from time to time. Note 3 to the table below also shows our expenses, but assumes that no leverage is used (as will be the case prior to our issuance of fund preferred shares or our borrowings).

                        SHAREHOLDER TRANSACTION EXPENSES

Sales load paid by you (as a percentage of offering
  price)....................................................     4.5%
Common offering expenses borne by the Fund (as a percentage
  of offering price)........................................     0.2%(1)
Preferred offering expenses borne by the Fund (as a
  percentage of offering price)(4)..........................     0.5%
Dividend reinvestment and cash purchase plan fees...........     None(2)

                                ANNUAL EXPENSES

                                                               AS A PERCENTAGE OF NET
                                                               ASSETS ATTRIBUTABLE TO
                                                                    COMMON SHARES
                                                                    (ASSUMES FUND
                                                                PREFERRED SHARES ARE
                                                               ISSUED EQUAL TO 30% OF
                                                               OUR MANAGED ASSETS)(3)
                                                              -------------------------
Management fees.............................................              1.22%
Interest payments on borrowed money.........................              None
Other expenses(4)...........................................              0.88%
                                                                       -------
Total annual expenses.......................................              2.10%
Fee waiver (years 1-5)(5)...................................            (0.79)%
                                                                       -------
Total net annual expenses (years 1-5).......................              1.31%
Dividends on fund preferred shares(6).......................              1.28%
Total net annual expenses (years 1-5) and dividends on fund
  preferred shares..........................................              2.59%

--------------------

(1) All our organizational costs and the offering expenses, excluding the sales load, which exceed $0.04 per common share sold to the public (0.2% of the offering price) will be paid by our Advisor.

(2) You will not be charged any fees if your distributions are paid in our common shares issued by us or in cash. Each participant in the Dividend Reinvestment Plan will be charged a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of our common shares under the Plan. You will also pay service and brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(3) Amounts are based upon estimated amounts for the year following completion of this offering. The table presented in this footnote estimates, for the year following the completion of this offering, our expenses assuming that we do not issue any fund preferred shares or otherwise leverage our assets.

                                                               AS A PERCENTAGE OF NET
                                                               ASSETS ATTRIBUTABLE TO
                                                                    COMMON SHARES
                                                                  (ASSUMES NO FUND
                                                                PREFERRED SHARES ARE
                                                                       ISSUED)
                                                              -------------------------
Management fees.............................................              0.85%
Interest payments on borrowed money.........................              None
Other expenses..............................................              0.77%
                                                                       -------
Total annual expenses.......................................              1.62%
Fee waiver (years 1-5)(5)...................................            (0.55)%
                                                                       -------
Total net annual expenses (years 1-5).......................              1.07%

--------------------

(4) If we issue fund preferred shares, costs (including applicable sales load) of our preferred share offering, estimated to be approximately 1.2% of the total dollar amount of that offering, will be borne effectively by the common shareholders and result in the reduction of the net asset value of the common shares. Assuming the issuance of fund preferred shares in an amount equal to 30% of the Fund's capital (immediately after their issuance), those offering costs are estimated to be approximately $230,000 or $0.10 per common share (0.5% of the estimated proceeds from our common share offering, before deducting offering costs). Fund preferred share offering costs are not included among the expenses shown in the table.

(5) Our Advisor has contractually agreed to waive part of its management fee in the amount of 0.55% of average daily managed assets (0.79% of average daily managed assets attributable to common shares assuming we issue fund preferred shares in an amount equal to 30% of our managed assets) for our first five years of operations. See "Management of the Fund."

(6) Calculated based on an annual dividend rate of 3.0%. Such rate is an estimate and may differ materially based on varying market conditions that may exist at and when fund preferred shares are offered.

    The following examples illustrate the expenses (including the sales load of $45 and estimated offering expenses of $2 and excluding dividends on any preferred shares), that you would pay on each $1,000 investment in our common shares, assuming a 5% annual return. The purpose of these examples is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. The following examples assume that all distributions are reinvested at net asset value and a 5% annual rate of return, as mandated by applicable regulations, and reflect the Advisor's contractual agreement to waive a portion of its management fee equal to 0.55% of average daily managed assets during the first five years of our operations. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, LEVERAGE OR RATES OF RETURN. OUR ACTUAL EXPENSES, LEVERAGE AMOUNT OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES.

    The first example also assumes that we issue fund preferred shares in an amount equal to 30% of our managed assets and incur estimated fund preferred share offering costs of $5.00 on each $1,000 investment in common shares.

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
Cumulative expenses paid by an investor on each
  $1,000 invested in common shares, assuming a 5%
  annual return throughout the indicated
  periods(1)......................................    $64        $91        $119       $199

--------------------

(1) As indicated above, this example excludes dividends on any preferred shares. If this cost had been included, the amounts shown would be higher.

    The following example assumes that we do not issue any fund preferred shares and do not engage in borrowings.

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
Cumulative expenses paid by an investor on each
  $1,000 invested in common shares, assuming a 5%
  annual return throughout the indicated
  periods.........................................    $57        $79        $102       $169

                                  RISK FACTORS

    WE ARE A NON-DIVERSIFIED, CLOSED END MANAGEMENT INVESTMENT COMPANY DESIGNED PRIMARILY AS A LONG TERM INVESTMENT AND NOT AS A TRADING VEHICLE. WE DO NOT INTEND TO BE A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE UNCERTAINTIES INHERENT IN ALL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR INVESTMENT OBJECTIVES. ALL STOCK MARKET INVESTMENTS INVOLVE RISKS, INCLUDING THE RISK THAT YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT. YOUR COMMON SHARES AT ANY TIME MAY BE WORTH LESS THAN YOU INVESTED, EVEN AFTER TAKING INTO ACCOUNT THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS WHICH YOU RECEIVE. BEFORE DECIDING TO PURCHASE ANY OF OUR SHARES YOU SHOULD CONSIDER THE FOLLOWING MATERIAL RISKS:

NO OPERATING HISTORY

    We are a newly organized company and have no history of operations.

LIMITED EXPERIENCE OF OUR ADVISOR

    Our Advisor has limited experience managing a securities investment company like the Fund. Our Advisor began the substantial part of its current business activities in December 2003. As of May 24, 2005, our Advisor had $285 million of assets under management. Although the funds currently managed by our Advisor are partially invested in preferred securities, this will be our Advisor's first fund which is primarily focused on preferred securities.

MARKET DISCOUNT RISK

    Shares of closed end investment companies frequently trade at a discount to net asset value. We can provide you no assurance regarding the trading price of our common shares. The trading price of our common shares will be determined generally by the comparative number of common shares offered for purchase or sale at any time. Also, our net asset value will fluctuate based on the value of our portfolio investments and we cannot predict if our common shares will trade at, above or below our net asset value.

NON-DIVERSIFICATION RISK

    We are a non-diversified investment company. Because we are non-diversified, as defined in the 1940 Act, we may make a significant part of our investments in a limited number of securities. Because our investment portfolio will be less diversified than that of many other investment companies, the value of your investment in our common shares over time may be more volatile than an investment in a diversified fund.

PREFERRED SECURITIES RISKS

    Our focus on preferred securities creates certain risks, including the following:

    - Preferred securities usually accrue periodic distributions. However, holders of preferred securities often have limited rights to force issuers to pay these distributions. Also, the terms of preferred securities usually require that no distributions be paid when the issuers are in default of any debt obligations and that rights of preferred securities holders are otherwise subordinated to the rights of issuers' creditors.

    - Generally, the preferred shares we own will give us no rights, or only limited rights, to vote on matters concerning the issuing companies. Accordingly, we expect to have no or limited voting influence on matters affecting issuers including matters that we believe may reduce the market value of the securities we own, for example, matters that may cause a decline of ratings assigned to an issuer's securities or otherwise increase credit risks.

    - Many of the preferred securities in which we invest will include prepayment or redemption rights at prices either fixed or determined by formulas. If preferred securities we own are redeemed, we will not receive future distributions on the redeemed securities, and we may be unable to invest the redemption proceeds for equivalent returns. Also, if we purchase these securities at prices that are in excess of their redemption prices and if issuers of these securities exercise their redemption rights, we may lose the value of the premiums we paid.

LEVERAGE RISKS

    We intend to use leverage to increase our investments by issuing fund preferred shares within three months following the completion of this offering, subject to market conditions, achievement of appropriate investment ratings and approval by our board of trustees. We may also leverage by borrowing. Our use of leverage involves risks to you as a common shareholder, including the following:

    - If the market value of our investments declines, our asset value per common share will decline by greater amounts and faster if we use leverage than it would decline if we did not use leverage.

    - If the yield from our investments declines, the yield or cash flow available for us to pay distributions to common shareholders will decline by greater amounts and faster if we use leverage than it would decline if we did not use leverage.

    - The terms of our fund preferred shares, our borrowings or the rating agencies which rate our leverage instruments, may require covenants and guidelines which restrict our ability to operate, and these restrictions may limit our ability to pay distributions to common shareholders or otherwise require actions which are adverse to the interests of common shareholders.

    - Our obligations to pay distributions on and redeem fund preferred shares or to pay interest on and repay borrowings may cause us to liquidate investments during adverse market conditions which may result in losses.

    - Our fund preferred shareholders and lenders will have priority claims to our income and assets over your rights as a common shareholder. Generally, this means they must be paid before you are paid distributions or proceeds of our liquidation. The risks arising from leverage will be principally borne by our common shareholders, not by our fund preferred shareholders, our lenders or by our Advisor. See "Use of Leverage."

INTEREST RATE RISKS

    We will be exposed to at least two types of interest rate risks:

    - The amount of distributions on any fund preferred shares and of interest on any borrowings used for leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to you as a common shareholder.

    - When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of our investments will be in dividend paying preferred securities and because we expect to make regular distributions to our shareholders, both our net asset value and the market price of our common shares are likely to decline when interest rates rise.

    We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on our fund preferred shares or our cost of borrowings. These hedges may mitigate, but will not eliminate, the impact on us of rising interest rates. If we enter an interest rate swap, a decline in short term interest rates may result in an increase in net amounts payable by us to the swap counterparty and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the net asset value of your common shares. See "Interest Rate Transactions."

CREDIT RISKS

    Our ability to collect payments due to us from the issuers of our investments in preferred and other securities or from the counterparties to an interest rate hedge or other contract is generally dependent upon the creditworthiness of the issuers or counterparties. The risk that an issuer of a preferred security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which we invest will lower the market value of our portfolio of investments and may cause the value of your investment in our common shares to decline.

BELOW INVESTMENT GRADE SECURITIES RISKS

    The preferred securities in which we expect to invest, and debt securities in which we may invest, are sometimes referred to as "ratable securities". A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB- or BBB- by Moody's, S&P or Fitch, respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. The ratable securities in which we will invest may be below investment grade and our investment policies do not limit our ownership of below investment grade securities. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our common shares is likely to involve a greater risk of loss than an investment in a fund that focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in the net asset value of our common shares. If an issuer of lower rated securities we own defaults, we may incur additional expenses to seek recovery, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities we own default on their obligations to us, our ability to pay distributions to you may be impaired.

LIQUIDITY RISKS

    Many preferred securities in which we expect to invest are not traded in large volumes on a regular basis, some may not be regularly traded on an established market, some may be new series of securities or issued by new companies and will therefore have no prior trading history and some may not even be registered with the SEC. Investments in these types of illiquid securities involve special risks. For example, we may not be able to quickly dispose of these securities at prices which we might be able to obtain if these securities were widely traded. If we find the market for these investments to be illiquid at the time we determine to sell these investments to meet our distributions, our leverage or other obligations, or to accommodate changes in our portfolio of investments considered desirable by our Advisor, we may need to increase our leverage or sell other investments; and either of these actions could increase other risks, reduce our net asset value or limit the future potential returns on our shares. Limited liquidity can also depress the market price of securities and, as a result, could depress the market price of our shares, our ability to use leverage and our capacity to make distributions to you.

CONCENTRATION OF INVESTMENTS

    Our investments will be concentrated in the real estate industry. Factors adverse to the real estate industry may cause a general decline in the profitability or credit characteristics of companies in that industry. If the real estate industry suffers such a decline, the market value of the preferred securities issued by real estate companies in which we have invested is likely to decline and, consequently, the value of our common shares will decline.

INDUSTRY RISKS

    A number of risks are created by our investment concentration in real estate securities, including the following:

    - Securities of companies that own office or industrial buildings are vulnerable to changes in office or industrial occupancies and rents and many of these companies are now operating with lower rents and occupancies than they have experienced in the past several years. Securities of companies that own healthcare facilities may be highly dependent upon Medicare or Medicaid payments which are subject to changes in government policies that may reduce reimbursements or other payments and may require additional spending. Securities of companies that own retail properties are vulnerable to changes in consumer spending practices which may reduce the ability of tenants to pay rent and to bankruptcies of large retail firms which may reduce rents and occupancy. Securities of companies that own apartment buildings are affected by changes in housing market conditions which may reduce the demand for rental housing. Companies that own hotels and resorts usually require higher levels of capital expenditures than other types of commercial real estate, and the financial performance of these companies and the value of their securities may be highly sensitive to changes in general economic conditions and changes affecting travel. Securities of companies that own other types of real estate are subject to risks accociated with that type of real estate.

    - Real estate companies in which we will invest are susceptible to other special risks. For example: real estate taxes and property insurance costs have increased materially in the past few years and may increase in the future; environmental laws have made real estate owners responsible for clean up costs which involve amounts material enough to significantly impact those owners, reducing profitability, curtailing liquidity and causing business failures; and other laws require real estate owners to incur capital expenditures such as laws that require access for disabled persons or compliance with revised building codes upon renovation of a property.

    - Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rent rates increase. As occupancies and rents increase, property values increase and new development occurs. As development occurs, occupancies, rents and property values decline. Because leases are usually entered for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle and real estate companies have historically suffered large swings in their profits. The value of the preferred securities of real estate companies in which we invest may decline whenever the profits of the issuing companies decline because of these cyclical changes.

ANTI-TAKEOVER PROVISIONS

    Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our common shares. These provisions may have the effect of depriving you of the ability to sell your common shares at a premium to their market value. See "Certain Provisions in the Declaration of Trust."

FINANCIAL MARKET RISK

    Your investment in our common shares will represent an indirect investment in the securities we own. Most of the securities we will own are traded on a national securities exchange or in the over the counter markets. The market value of our shares and of our portfolio securities may move up and down based on interest in buying or selling those securities. The prices of our shares and the securities in which we will invest will fluctuate from day to day and may decline in value. We intend to utilize leverage, which magnifies financial market risks.

MARKET DISRUPTION RISK

    Since 2001, terrorist attacks, the war in Iraq and instability in the Middle East have caused volatility in some securities markets. Periods of volatility due to world events in the past have led to acute declines in the value of securities, including some securities in which we may invest. Future terrorist activity, war or other events could have similar effects and may cause the value of our investments, our net asset value and the value of your common shares to decline.

INFLATION RISK

    As inflation increases, the real value of your common shares and distributions may decline. In addition, during periods of rising inflation, distributions rates on our fund preferred shares and interest costs on our borrowings likely will increase, which could cause us to reduce the distributions we can pay to you as a common shareholder.

CONVERTIBLE SECURITIES RISKS

    Some portion of our investments may be in convertible preferred securities. Generally, upon issuance, convertible preferred securities offer lower yields than non-convertible preferred securities. A convertible preferred security grants the holder an option to either hold the security and collect contractual distribution payments from the issuer or exchange the security for different securities, typically common shares of the issuer. As a result of this option, convertible preferred securities have characteristics of both common equity and ordinary preferred securities. When investors believe that conversion may result in greater value than holding the security without conversion, the security will generally exhibit risks similar to risks associated with that issuer's common equity securities. When investors believe that holding the security is likely to produce greater value than conversion, the security will generally exhibit risks similar to risks associated with that issuer's preferred securities.

                                USE OF PROCEEDS

    The net proceeds of this offering of common shares will be $43,896,750. We have granted the underwriters an option to purchase up to an additional 335,625 common shares within 45 days of this prospectus at the public offering price to cover over allotments. If the underwriters exercise their over allotment option in full, the net proceeds of this offering will be $50,293,763. The Fund will pay the sales load plus all of its offering expenses up to $0.04 per common share sold to the public, or $2,103,250, or $2,418,737, if the underwriters exercise their over allotment option in full. This payment may include reimbursement of costs previously paid by our Advisor. Our Advisor has agreed to pay all of the organizational costs and the offering expenses, excluding the sales load, which exceed $0.04 per common share sold to the public. We expect to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the initial closing of this offering. Pending investment in accordance with our investment objectives and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by one or more of the underwriters.

                                    THE FUND

    We are a newly organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on November 8, 2004. We have been approved to list our common shares on the AMEX under the symbol "RDR" subject to notice of issuance. Our principal place of business is located at 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.

                       INVESTMENT OBJECTIVES AND POLICIES

    Our primary investment objective is to provide high current income to our common shareholders. Capital appreciation is our secondary investment objective. Our investment objectives are fundamental, meaning they cannot be changed without common shareholder approval as described in the SAI. To achieve our objectives we intend to operate as follows:

    PREFERRED SECURITIES. Generally, under normal market conditions, we expect that at least 80% of our total managed assets, including assets acquired with proceeds of leverage, will be invested in preferred securities. Preferred securities have some or all of the following characteristics:

    - Preferred securities accrue fixed or floating rate distributions at regular intervals.

    - The payment of preferred securities distributions is sometimes guaranteed by the issuers' parent companies.

    - Preferred securities have a senior claim upon issuers' earnings over common shares. That means that common share distributions can not be paid unless all accrued preferred securities distributions have been paid or reserved for payment.

    - Preferred securities generally have a stated liquidation value.

    - Preferred securities have a senior claim to issuers' assets over common shares. That means that common shareholders can not receive any liquidating distribution of issuers' assets until after the liquidation value of outstanding preferred shares plus all accrued distributions on preferred securities are paid.

    - Some preferred securities permit holders to convert or exchange the preferred securities for other securities, usually common shares of the same issuer, pursuant to formulas.

    - Preferred securities either have no maturity or an extended maturity of 25 years or more after which they are required to be redeemed by issuers.

    - Issuers are usually permitted to redeem preferred securities by paying the liquidation values plus all accrued distributions after certain times or upon the occurrence of certain events.

    - Some preferred securities permit issuers to redeem the securities by exchanging them for other securities, usually the issuers' common shares or notes.

    - Preferred securities typically permit issuers to defer payment of accrued distributions for extended periods, usually between one and five years, without triggering events of default which would permit preferred shareholders to demand payments.

    - Some preferred securities permit issuers to pay distributions with additional preferred securities or with other types of securities.

    - Preferred securities usually have no or limited voting rights for the election of directors or other matters.

    - Some, but not all, preferred securities are rated by national ratings agencies such as Moody's, S&P or Fitch, regarding the likelihood that distributions will be timely paid and whether other terms regarding redemption, etc., will be satisfied.

    - Some, but not all, preferred securities are listed on securities exchanges such as the New York Stock Exchange, or NYSE, or the AMEX. However, some preferred securities, including some which are listed on the NYSE or AMEX, have very limited trading liquidity. Among other transactions, our Advisor may aggregate securities orders for us and other clients, as described in "Portfolio Transactions and Brokerage" in our SAI, which could further limit our purchase or sale of securities with limited liquidity.

    The preferred securities in which we invest are generally divisible into four sub-categories.

(1) REIT Preferred Securities. Preferred securities issued by companies which generally do not pay income taxes typically have the same characteristics as other preferred securities, but the distributions we receive and pass through to you usually will be taxed federally as a combination of ordinary and capital gains income. In present market conditions, we expect these preferred securities in which we will invest will be issued principally by real estate investment trusts, or REITs and these investments will represent more than 50% of the value of our investments.

(2) Ordinary Preferred Securities. Generally, ordinary preferred securities are issued by taxable companies and distributions received on these securities are taxable as QDI at a reduced federal rate of 15%. Because we will own ordinary preferred shares, generally a portion of the distributions we make to you will be taxed at this reduced federal rate. See "Tax Matters."

(3) Trust Preferred Securities. Generally these securities are issued by a single purpose subsidiary of a parent public company. Payments of distributions on, or redemption of, the trust preferred securities are not direct obligations of the parent company, but these payments are usually directly or indirectly guaranteed by the parent company. At the time the issuer entity sells trust preferred securities to investors, it purchases subordinated debt of the parent guarantor with payment terms similar to the terms of the trust preferred securities. Under the Internal Revenue Code of 1986, as amended, or the Code, the interest paid by the parent guarantor is tax deductible by that entity; as the owner of trust preferred securities we will be treated for tax purposes as owning beneficial interests in subordinated debt and trust preferred distributions we receive and pass through to you will be treated as interest, or ordinary income, and not as QDI.

    Many investment banks that have arranged for the sale of trust preferred securities have referred to them by names that include, but are not limited to, trust originated preferred securities ("TOPrS"); monthly income preferred securities ("MIPS"); quarterly interest bonds ("QUIBS"); quarterly income debt securities ("QUIDS"); quarterly income preferred securities ("QUIPS"); corporate-backed trust securities ("CorTS"); and public income notes ("PINES"). TOPrS is a registered service mark owned by Merrill
    Lynch & Co., Inc. MIPS, QUIDS and QUIPS are registered service marks owned by Goldman Sachs Co. QUIBS is a registered service mark owned by Morgan Stanley. CorTS and PINES are registered service marks owned by Citigroup Global Markets, Inc.

(4) Convertible Preferred Securities. The convertible preferred securities in which we may invest will have many of the characteristics of ordinary preferred securities, trust preferred securities or REIT preferred securities, except these securities may be exchangeable for other securities, usually common shares of the same issuers.

    When selecting preferred securities for investment, our Advisor may consider various factors including: (i) the availability of the securities, (ii) the distribution yields, (iii) the tax rates applicable to the distributions,
(iv) the ratings, if any, applicable to the preferred securities, (v) the trading liquidity or volume historically experienced or anticipated for the preferred securities,

(vi) the issuers' call rights, if any, (vii) other features of the particular preferred securities; and (viii) the quality of the issuers, including their business strengths and weaknesses.

    OTHER SECURITIES. Although we intend to focus our investments on preferred securities, we may invest in other types of securities, especially common shares with a history of regularly paying dividends and interest paying debt securities:

    - COMMON SHARES. Common shareholders generally elect directors and are entitled to vote on certain of the issuing companies' major transactions. Common shareholders generally have no entitlement to dividends, but they receive dividends when and as declared by boards of directors. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual companies. These factors will include the history of the companies' common share dividend payments, the potential for increases in common share dividend rates, the potential for increases in common share market prices, the financial condition of the companies, the industries in which the companies do business, economic and market conditions affecting the companies and our Advisor's assessment of the quality of the companies' management.

    - DEBT SECURITIES. Debt securities are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which ranks equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of parent companies and some are issued directly by parent companies or are guaranteed by the parent companies. In deciding whether to invest in debt securities, our Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk and business characteristics of the issuers.

    BELOW-INVESTMENT GRADE RATABLE SECURITIES. Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered ratable. Below-investment grade ratable securities are those rated below Baa3, BBB- or BBB- by Moody's, S&P or Fitch, respectively. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are sometimes referred to as "high yield" securities. Our investment policies do not limit the amount of non-investment grade ratable securities in which we may invest. We expect that many of the preferred securities in which we will invest will be non-investment grade rated or high yield securities.

    REAL ESTATE COMPANIES. Many of our investments will be in the preferred securities of real estate companies. Our Advisor considers a real estate company to be an entity which directly or indirectly derives at least 50% of its revenues from, or has at least 50% of its assets invested in, businesses that own, lease, manage, construct, sell, finance or broker real estate. Although this definition is quite expansive, we expect that most of the preferred securities issued by real estate companies in which we invest to be issued by REITs.

    RELATED PARTY INVESTMENTS. Our Advisor is the investment manager of three other closed end investment management companies: RMR Real Estate Fund (AMEX:
RMR), RMR Hospitality and Real Estate Fund (AMEX: RHR) and RMR F.I.R.E. Fund (AMEX: RFR). An affiliate of our Advisor is the manager for three real estate investment trusts: Senior Housing Properties Trust (NYSE: SNH), HRPT Properties Trust (NYSE: HRP) and Hospitality Properties Trust (NYSE: HPT). We will not invest in any securities issued by any of these companies or any other company which is affiliated with our Advisor.

    DEFENSIVE POSITIONS. In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our managed assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 80% of our managed assets are preferred securities. If we decide to hold some or our assets in cash, we may invest our cash in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when we have such defensive investments, we may not achieve our investment objectives.

                                USE OF LEVERAGE

    Within three months after completion of this offering, subject to market conditions and other factors, we intend to issue fund preferred shares and use the proceeds to make additional investments. Initially, we expect these fund preferred shares will be equal in amount to approximately 30% of our managed assets immediately after their issuance; however, we may revise the amount of leverage we employ at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by our Advisor or our board of trustees. We may also leverage by borrowing. Any distributions on and redemptions of our fund preferred shares and payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to you as a common shareholder. Our use of leverage will magnify the net increases and decreases in our net asset value per common share. Changes in the value of our portfolio securities, including costs attributable to leverage, will be borne entirely by you as a common shareholder.

    LEVERAGE RESTRICTIONS. Under the 1940 Act, we are not permitted to issue preferred shares unless immediately after the issuance the value of our total assets is at least 200% of the sum of the liquidation value of our outstanding preferred shares plus any borrowings (I.E., the liquidation value plus any borrowings may not exceed 50% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare distributions on our common shares unless at the time of such declaration our total assets value less liabilities other than borrowings is at least 200% of the liquidation value of our outstanding fund preferred shares. If fund preferred shares are issued, we intend to purchase or redeem fund preferred shares to the extent necessary to maintain the 200% liquidation value coverage of those shares. If fund preferred shares are issued, we expect that fund preferred shareholders will have the right to elect at least two but less than a majority of our trustees. Also, if we fail to pay required dividends on fund preferred shares, those shareholders may be able to elect a majority of our trustees and we may be prohibited from paying distributions to common shareholders.

    Under the 1940 Act, we generally are not permitted to borrow unless immediately after the borrowing the value of our total assets less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount (I.E., borrowings may not exceed 33 1/3% of our total assets less liabilities other than borrowings, except that we may borrow up to an additional 5% of our total assets for temporary purposes). In addition, we are not permitted to declare any cash distribution or other distribution to you as a common shareholder unless, at the time of such declaration, the value of our total assets, less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount after deducting the amount of such distribution.

    If we use leverage, and if our investment portfolio declines in value, we may need to sell investments to raise sufficient capital to maintain these asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to us than we would have been able to generate if we had maintained our investments for a longer period. Failure to maintain asset coverage requirements could result in requirements to redeem some or all of our fund preferred shares or a default of our debt obligations. Our failure to pay dividends or make distributions could result in our ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of your common shares.

    We may be subject to certain restrictions imposed by the terms of our fund preferred shares, by lenders under future borrowings, or by guidelines required by rating agencies in connection with fund preferred share issuances or borrowings. These restrictions, covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. However, it is not anticipated that these covenants will impede our Advisor from managing our portfolio in accordance with our investment objectives; and, if our Advisor believes that such restrictions, covenants or guidelines would impede our ability to meet our investment objectives, we will not issue fund preferred shares or borrow, or we may discontinue use of leverage.

    IMPACT OF LEVERAGE. Assuming that leverage will (1) will be equal in amount to 30% of our managed assets after such leverage, and (2) require distributions on fund preferred shares at an annual average rate of 5.00%, then the income generated by our portfolio (net of estimated expenses) must exceed approximately 1.50% of our managed assets in order to cover these distributions or payments. Of course, these numbers are merely estimates, used for illustration. Actual payment or distribution rates may vary frequently and may be significantly higher or lower than this rate.

    The following table is designed to illustrate the effect of leverage on your total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what our investment portfolio returns will be. The table further assumes our issuance of fund preferred shares in an amount equal to 30% of our managed assets after such issuance at an effective annual preferred share distribution payment rate of 5%. The table does not reflect any offering costs of common shares or fund preferred shares.

Assumed portfolio total return...............       (10.00)%       (5.00)%        0.00%        5.00%        10.00%
Corresponding return to common shareholder...       (16.43)%       (9.29)%       (2.14)%       5.00%        12.14%

    Your total return shown on this chart is composed of two elements: common share distributions we pay to you (the amount of which is largely determined by our net investment income after distributions on fund preferred shares, if any) and realized and unrealized gains or losses on the value of the securities we own.

    During the time in which we are using leverage, the amount of the fees paid to our Advisor will be higher than if we did not utilize leverage because these fees will be calculated based on our managed assets.

    OTHER BORROWINGS. We may also borrow on a temporary basis for extraordinary or emergency purposes, including payment of distributions and securities transactions settlements which otherwise might require untimely dispositions of our securities.

                           INTEREST RATE TRANSACTIONS

    In connection with our use of leverage, we may enter into interest rate swap or cap transactions. The decision as to whether to enter into interest rate swap or cap transactions will be made by our Advisor based upon market conditions, including expectations concerning future interest rates and the costs of such interest rate protections and other factors our Advisor deems relevant. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. If we use interest rate swaps or caps, we intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on your common shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.

    The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of your common shares. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase and the value of the swap or cap could decline, lowering the net asset value of your common shares. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce your common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance your common share net earnings if we receive payment. Buying interest rate caps could enhance the performance of your common shares by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of our common shares if the premium paid by us for the interest rate cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the interest rate cap agreement. If we use interest rate swaps or caps, we do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the expected outstanding amounts of our leverage.

    Interest rate swaps and caps generally do not require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our out of pocket risk of loss with respect to interest rate caps or swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. However, if the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset our preferred share distributions or interest payments on our borrowings. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such out of pocket losses or counter party defaults may also negatively impact our common share values. Although we cannot guarantee that the other party does not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.

    At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the terms of the expiring transaction. If this occurs, it could negatively impact our income and common share value.

    We may choose or be required to reduce or eliminate our use of fund preferred shares or borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur financial penalties associated with early termination.

    In connection with our use of leverage, we may purchase or sell futures or options on futures, activities which are described in the SAI. Whether or not we will purchase interest rate caps or enter interest rate swaps or other interest rate hedging transactions will depend upon our Advisor's or our board's evaluation of the costs and risks versus the benefits, arising from such transactions from time to time.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

    Our Advisor has a limited history, having begun the substantial majority of its current business activities in December 2003. As of May 24, 2005, our Advisor had $285 million of assets under management, consisting of the assets of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund. Each of these funds owns some investments in preferred securities, but we will be the first fund managed by our Advisor which is principally focused upon preferred securities. Our Advisor is an affiliate of Reit Management & Research LLC, or Reit Management, a company that has been in business since 1986, principally as the advisor to clients with $10 billion of direct investments in real property. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.

TRUSTEES AND OFFICERS

    The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our investment objectives, restrictions and policies and to the general supervision of our board of trustees. One of our trustees is the beneficial owner of our Advisor. Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

PORTFOLIO MANAGERS

    Our portfolio managers are:

    JAMES J. MCKELVEY.  Mr. McKelvey is one of our Vice Presidents.
Mr. McKelvey has been employed by our Advisor since April 2004 and is one of our Advisor's Vice Presidents. Since June 2004, Mr. McKelvey has been a portfolio manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund and a portfolio manager of RMR F.I.R.E. Fund since its inception in November 2004. Prior to joining our Advisor, Mr. McKelvey was a portfolio manager and senior research officer for John Hancock Funds since 1997.

    THOMAS M. O'BRIEN. Mr. O'Brien is our President and has been the President and a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund since their inception in 2003 and 2004. Mr. O'Brien joined Reit Management in April 1996 and has held various positions with Reit Management and companies which it manages since then. He has been President and a director of our Advisor since its formation.

    BARRY M. PORTNOY. Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund since their inception. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a director of Five Star Quality Care, Inc. (AMEX: FVE), and has been since it became a public company in 2001. He is also a director and 50% beneficial owner of Reit Management, a director and the beneficial owner of our Advisor and a Vice President of our Advisor.

    Our portfolio managers function as a team. Generally, Mr. Portnoy provides strategic guidance to the team, while Messrs. O'Brien and McKelvey are in charge of substantially all of our day-to-day operations, research and trading functions. More information concerning our portfolio managers' compensation, other accounts managed and ownership of securities is included in the SAI.

ADVISORY AGREEMENT

    Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor has agreed to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.

    Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.85% of our managed assets (which includes assets attributable to fund preferred shares and the principal amount of borrowings), payable monthly. Assuming we issue fund preferred shares in an amount equal to 30% of our managed assets after such issuance of fund preferred shares, the annual fee that we would pay to the Advisor would be 1.22% of net assets attributable to our common shares, I.E., not including amounts attributable to fund preferred shares. For the first five years of our operation, our Advisor has contractually agreed to waive a portion of its management fee equal to

0.55% of our managed assets. Assuming we issue fund preferred shares in an amount equal to 30% of our managed assets, the fee waiver would be equal to 0.79% of our managed assets attributable to our common shares per year. Our Advisor has also agreed to pay all the organizational costs and the expenses of this offering, excluding the sales load, which exceed $0.04 per share for all common shares issued, excluding shares sold to affiliates of our Advisor.

    In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent and internal auditors, chief compliance officer expenses, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, charges for being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance, expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

ADMINISTRATION AGREEMENT

    Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with a minimum fee of $136,000. State Street is paid monthly.

                                NET ASSET VALUE

    Determinations of the net asset value of our common shares are made in accordance with generally accepted accounting principles. We determine the net asset value of our common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally
4:00 p.m. eastern time), or any earlier closing time that day. We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including outstanding borrowings and accrued interest thereon, accrued expenses and distributions payable) and less the liquidation preference of fund preferred shares outstanding, if any, by the total number of common shares outstanding. We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service, when our board of trustees believes the price reflects fair value.

    We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. We value all other securities and assets at their fair value.

    Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees. Also, we may consider available securities pricing to be unreliable if significant market or other events occur. When closing market prices or market quotations are not available or are considered to be unreliable, we value securities by a method our trustees believe accurately reflects fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or American Depository Receipts, or "ADRs," and whether the issuer of the security being fair valued has other securities outstanding. The effect of using fair value pricing is that our common shares' net asset value will be subject to the judgment of our trustees instead of being determined by the market.

    Depending on the applicable interest rate environment, any swap transaction that we enter into may have either a positive or negative value for purposes of calculating net asset value. Any cap transaction that we enter into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to us under such transactions will be our assets and accrued payments by us will be our liability.

                                 DISTRIBUTIONS

    We intend to make regular monthly distributions to you. We expect to declare our first distribution to you within approximately 45 days, and pay this distribution to you approximately 60 to 90 days, after the date of the initial closing of this offering. The amount of our distributions and our distributions policy will be subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.

    We expect to derive primarily ordinary income from distributions we receive on our owned preferred securities and from dividends and from interest we receive on other securities which we own. The distributions on some of the equity securities which we own may be QDI which is entitled to a 15% tax rate for individuals under the Code. Our income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by us when we sell our investments for amounts different than their adjusted tax basis or if any of the distributions we receive from certain investments is classified by the issuer as capital gain income. The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC. Our distributions of capital gains to individuals will be generally taxed at a maximum 15% rate under the Code.

LEVEL RATE DIVIDEND POLICY

    We expect to make distributions to you equal in dollar amount per share each month. This is referred to as a "level rate dividend policy." Because the 1940 Act generally limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to you during the last part of a calendar year which is larger than, or in addition, to the amount we expect we could maintain on a regular monthly basis. We do not expect to make "returns of capital" by distributing amounts in excess of our net investment company income and net capital gain income, nor do we expect to withhold a substantial part of our net investment company income and capital gain income under this policy. However, there can be no assurance that our distributions will equal our net investment company income and capital gain income for any particular period.

MANAGED DIVIDEND POLICY

    An application has been made to the SEC for exemptive relief under the 1940 Act which would allow us to implement a policy referred to as a "managed dividend policy." In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each distribution which are to be treated by you as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations than may be possible under a level dividend policy. There is no guarantee that we will receive an exemptive order which permits a managed dividend policy, or if received that our trustees will implement such a policy.

                           DIVIDEND REINVESTMENT PLAN

    We have adopted a dividend reinvestment plan, or the Plan, which is sometimes referred to as an "opt out plan." You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo Bank, N.A., as agent for the common shareholders, or, the Plan Agent, will receive your distributions and your additional cash payments under the Cash Purchase Option and either purchase our common shares for your account in the open market or directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by Wells Fargo Bank, N.A. as our paying agent.

    If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

(1) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares in the open market, on the AMEX or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

    The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

    You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares in the Plan and send you the proceeds, minus brokerage commissions to be paid by you.

    The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

    Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive settled in our shares which are credited to your account under the Plan rather than paid in cash.

    All correspondence about the Plan should be directed to Wells Fargo Bank, N.A., at Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                             DESCRIPTION OF SHARES

COMMON SHARES

    Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this prospectus, there are 5,000 of our common shares outstanding, held by our Advisor. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

    If fund preferred shares are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless all accrued and payable distributions on fund preferred shares have been paid or set aside for payment, and unless asset coverage, defined in the 1940 Act, with respect to fund preferred shares is at least 200% after giving effect to your distributions. Similarly, if borrowings are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to your distributions.

    We have been approved to list our common shares on the AMEX under the symbol "RDR" subject to notice of issuance. We intend to hold annual meetings of shareholders beginning in 2006.

    Unlike open end funds, closed end funds like us do not continuously offer shares and do not provide daily redemptions. Rather, if you determine to buy additional common shares or sell shares you already hold, you may do so by trading through a broker or otherwise. Shares of closed end funds, like us, frequently trade at prices lower than net asset value and during some periods trade at prices higher than net asset value. Typically, net asset value of your common shares is lower immediately following an offering due to sales load and offering costs. If and when we issue additional common shares or fund preferred shares, the net asset value of your common shares will be reduced by those underwriting fees and issuance costs.

    The market value of your common shares may be influenced by such factors as relative demand for and supply of our shares in the market, distribution levels (which are affected by income and expenses), portfolio quality, net asset value, general market and economic conditions, and other factors, many of which are beyond our control. We cannot assure you that your common shares will trade at a price equal to or higher than our net asset value. Our common shares are designed primarily for long term investors, and you should not view us as a vehicle for trading purposes.

FUND PREFERRED SHARES

    Our declaration of trust authorizes our issuance of an unlimited number of fund preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. The Fund will bear the costs associated with any issuance of fund preferred shares. As of the date of this prospectus, no fund preferred shares have been issued.

    Any offering of fund preferred shares will be subject to market conditions, our receipt of a credit rating from Moody's, S&P or Fitch at levels our board of trustees determines appropriate to effectively sell the fund preferred shares and to their continued belief that leveraging our capital structure through the issuance of fund preferred shares will benefit our shareholders. Although the terms of our fund preferred shares will be determined by our board of trustees (subject to applicable law and our declaration of trust), based upon present market conditions, we expect fund preferred shares which are issued may require cumulative distributions at rates determined over relatively short periods (such as 7 or 28 days) and that this distribution rate will periodically be redetermined through an auction or remarketing procedure. Based upon our understanding of the present market for fund preferred shares issued by investment companies similar to us, we estimate that the distribution preference, liquidation preference, voting rights and redemption provisions of our fund preferred shares would likely be as stated below:

    DISTRIBUTION PREFERENCE. Our fund preferred shares will have complete priority over our common shares regarding distributions. No distributions to our common shareholders will be permitted unless distributions to our fund preferred shareholders are current.

    LIQUIDATION PREFERENCE. In the event of our voluntary or involuntary liquidation, dissolution or the winding up of our affairs, holders of our fund preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not declared) before any distribution of assets is made to you as a common shareholder.

    VOTING RIGHTS. Our fund preferred shares may be required to have equal voting rights with you, as a common shareholder. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of our fund preferred shares will vote together as a single class with you and our other common shareholders.

    We expect that holders of our fund preferred shares, voting as a separate class, will be entitled to elect at least two but less than a majority of our trustees. The remaining trustees will be elected by our common shareholders, as well as holders of our fund preferred shares, voting together as a single class. In the event that two full years of accrued distributions are unpaid on our fund preferred shares, the holders of all outstanding fund preferred shares, voting as a separate class, will be entitled to elect a majority of our trustees until all distributions in arrears have been paid or declared and set aside for payment. In order for us to take certain actions or enter into certain transactions, a separate class vote of holders of our fund preferred shares may be required, in addition to the combined vote of the holders of our fund preferred shares and our common shares.

    REDEMPTION, REPURCHASE AND SALE OF FUND PREFERRED SHARES. The terms of our fund preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. The terms may also state that we may tender for or repurchase fund preferred shares.

    OTHER TERMS FOR FUND PREFERRED SHARES. The foregoing description of fund preferred shares is based upon what we believe to be current market terms. However, if market conditions change, we may decide to issue fund preferred shares on materially different terms. Our issuance of fund preferred shares will also be restricted by certain provisions of the 1940 Act. See "Use of Leverage" and "Risk Factors--Leverage Risks."

                                   BORROWINGS

    Our declaration of trust authorizes us, without prior approval of our shareholders, to borrow money. We may issue notes or other evidence of indebtedness including bank borrowings or commercial paper, and may secure any such borrowings by mortgaging, pledging or otherwise subjecting any or all of our assets as security. Our declaration of trust authorizes our board of trustees to pledge any or all of our assets to secure our borrowings without shareholder approval. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

    LIMITATIONS. Borrowings by us are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements we enter into related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage."

    DISTRIBUTION PREFERENCE. A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors--Leverage Risks."

    VOTING RIGHTS. In certain circumstances, the 1940 Act grants our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a regulated investment company under the Code, we, subject to our ability to obtain funding by liquidating our assets or otherwise, intend to repay our borrowings.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

    Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, your risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, the complaining party is held not to be bound by our disclaimer and we are unable to meet our indemnification obligations.

    Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

    - Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

    - The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

    - Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders entitled to vote for election of such trustee.

    - Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our common shares by vote or by value.

    - The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company.

    - Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shareholders entitled to vote on the matter:

       - the merger, consolidation, reorganization or recapitalization of the Fund to combine the Fund with another entity;

       - the sale, lease or transfer of all or substantially all of our assets;
         or

       - the liquidation or termination of the Fund; and provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

    - Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure any or all our assets in connection with our use of leverage.

    - The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

    - Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Except as may be required by applicable law, shareholder nominations that meet the requirements of our declaration of trust will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

    - Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

    The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

    The provisions of our declaration of trust described above could have the effect of depriving you, as a common shareholder, of opportunities to sell your shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objectives and policies.

    There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                           REPURCHASE OF FUND SHARES

    We are a closed end investment company and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so.

                                  TAX MATTERS

    The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

    We intend to be qualified under the regulated investment company ("RIC") provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

    Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of our allocable earnings and profits. Distributions of our net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have owned our shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in our shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

    A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date before the end of December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

    If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

    We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions we pay to you if:

    - you fail to provide us with your correct taxpayer identification number;

    - you fail to make required certifications; or

    - you have been notified by the IRS that you are subject to backup withholding.

    Legislation enacted in 2003 reduced the maximum federal income tax rate to 15% on both net capital gain recognized by individuals, and QDI individuals receive from certain domestic and foreign corporations, provided certain holding period and other requirements are met. If we make distributions of net capital gain, you will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell common shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. The reduced rate will cease to apply for taxable years beginning after December 31, 2008.

    Corporations may generally deduct 70% of the income they receive as dividends on preferred shares that are paid out of earnings and profits of an issuer other than a REIT and certain other kinds of pass-through entities. Our corporate shareholders may be permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by us that qualify for the DRD.

    The portion of our distributions eligible for the DRD, taxable as QDI, ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property or comprising nontaxable returns of capital is generally dependent upon the character of the income we receive from our investments. We expect that less than a majority of our investment income, and therefore less than a majority of our distributions, will be QDI or DRD eligible, and consequently a majority of our distributions will not be QDI or DRD eligible. Most income from REIT securities and trust preferred or hybrid preferred securities will not be QDI or DRD eligible. After a calendar year end some entities in which we may invest may change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information. You should consult with your tax advisor to determine the consequences of these tax laws.

    Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in the Fund.

                                  UNDERWRITING

    We intend to offer the shares through the underwriters named below. RBC Capital Markets Corporation and Wachovia Capital Markets, LLC are acting as representatives of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

                                                               NUMBER OF
UNDERWRITER                                                     SHARES
-----------                                                   -----------
RBC Capital Markets Corporation.............................     194,500
Wachovia Capital Markets, LLC...............................     599,000
Ferris, Baker Watts, Incorporated...........................      44,000
Legg Mason Wood Walker, Incorporated........................     123,000
Stifel, Nicolaus & Company, Incorporated....................     319,000
Advest, Inc.................................................      72,000
Brookstreet Securities Corp.................................      75,000
Fixed Income Securities, L.P................................     240,000
HarrisDIRECT, Inc...........................................      18,000
McGinn, Smith & Co., Inc....................................     161,000
SunTrust Capital Markets, Inc...............................      62,000
National Securities Corporation.............................     100,000
Morgan Keegan & Company, Inc................................      50,000
Oppenheimer & Co. Inc.......................................      50,000
Dominick & Dominick LLC.....................................      25,000
Robert W. Baird & Co. Incorporated..........................      20,000
C. E. Unterberg, Towbin.....................................      10,000
Huntleigh Securities Corporation............................      10,000
NatCity Investments, Inc....................................      10,000
Southwest Securities, Inc...................................      10,000
Wedbush Morgan Securities Inc...............................      10,000
Crowell, Weedon & Co........................................       5,000
D.A. Davidson & Co. Inc.....................................       5,000
David A. Noyes & Company....................................       5,000
First Southwest Company.....................................       5,000
Jesup & Lamont Incorporated.................................       5,000
KeyBanc Capital Markets, a division of McDonald
  Investments Inc...........................................       5,000
Strand, Atkinson, Williams & York, Inc......................       5,000
                                                               ---------
                                                               2,237,500

    The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

    We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

    The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

    In connection with this offering, two of our Trustees who are affiliates of our Advisor have agreed to purchase an aggregate of 62,500 shares (representing 2.7% of our voting securities). These shares will be sold at, and the Fund will receive, the full offering price of $20 per share; the Fund will not pay any discount or sales load related to these shares or bear any additional offering costs.

SALES LOAD AND EXPENSES

    The underwriters' representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $0.60 per share. The total sales load of $0.90 per share is equal to 4.5% of the initial offering price and will be paid by you. The underwriters may allow, and the dealers may reallow, a discount not in excess of $0.10 per share to other dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed.

    The following table shows the public offering price, sales load and proceeds before our expenses. The information assumes either no exercise or full exercise by the underwriters of their over allotment option to purchase additional shares and includes 62,500 shares to be purchased by affiliates of our Advisor for which no sales load or related expenses will be paid.

                                             PER SHARE     WITHOUT OPTION     WITH OPTION
                                             ----------   ----------------   -------------
Public offering price......................    $20.00       $46,000,000       $52,712,500
Sales load.................................    $ 0.90       $ 2,013,750       $ 2,315,812
Expenses paid by us........................    $ 0.04       $    89,500       $   102,925
Proceeds to us.............................    $19.06       $43,896,750       $50,293,763

    Our Advisor will pay in connection with this offering all of the organizational costs and the offering expenses, excluding the sales load, which exceed $0.04 per common share issued in this offering to persons other than affiliates of the Advisor.

OVER ALLOTMENT OPTION

    We have granted an option to the underwriters to purchase up to 335,625 additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 45 days from the date of this prospectus solely to cover any over allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

NO SALES OF SIMILAR SECURITIES

    We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of RBC Capital Markets Corporation on behalf of the underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. RBC Capital Markets Corporation, in its sole discretion, may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the representative of the underwriters. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in our common shares will develop and continue after this offering.

AMERICAN STOCK EXCHANGE LISTING

    We have been approved to list our shares on the AMEX under the symbol "RDR" subject to notice of issuance. In connection with the requirements for listing our common shares on the AMEX, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

PRICE STABILIZATION AND SHORT POSITIONS

    Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in our common shares in connection with the offering, I.E., if they sell more shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over allotment option described above. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

    Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

OTHER RELATIONSHIPS

    We anticipate that from time to time some of the underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The representatives of the underwriters or certain other underwriters may also act as underwriters of our fund preferred shares or our debt securities or as lenders or provide other services to us.

    Some of the underwriters and their affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of the Advisor.

    Prior to the public offering of our common shares, our Advisor has purchased 5,000 common shares from us for a purchase price of $20 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.

BUSINESS ADDRESS OF REPRESENTATIVES

    The principal business address of RBC Capital Markets Corporation is One Liberty Plaza, 165 Broadway, New York, New York 10006-1404. The principal business address of Wachovia Capital Markets, LLC is 7 St. Paul Street,
1st Floor, Baltimore, Maryland 21202.

                          CUSTODIAN AND TRANSFER AGENT

    Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our Transfer Agent is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                                 LEGAL MATTERS

    Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one of our trustees and a director and the owner of our Advisor, is a former chairman of Sullivan & Worcester LLP.

    Certain legal matters will be passed upon for the underwriters by Goodwin Procter LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
General Information.........................................      2
Additional Information About Investment Policies and
  Restrictions..............................................      2
Management of the Fund......................................      7
Compensation of Trustees....................................     14
Administrative Services.....................................     15
Portfolio Transactions and Brokerage........................     16
Determination of Net Asset Value............................     17
Tax Matters.................................................     18
Performance Information.....................................     24
Experts.....................................................     25
Additional Information......................................     25
Financial Statement.........................................     26
Appendix A--Description of Ratings..........................    A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                2,300,000 SHARES

                                     [LOGO]

                                 COMMON SHARES

                             PRICE $20.00 PER SHARE

                                ----------------

RBC Capital Markets                        Wachovia Securities

Ferris, Baker Watts             Legg Mason Wood Walker      Stifel, Nicolaus & Company
     Incorporated                    Incorporated                  Incorporated

Advest, Inc.                     Brookstreet Securities Corp.       Fixed Income Securities

HarrisDIRECT                      McGinn, Smith & Co., Inc.      SunTrust Robinson Humphrey

                          RMR Preferred Dividend Fund

                                   ---------
                                   PROSPECTUS
                               ------------------

                                  MAY 25, 2005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                           RMR PREFERRED DIVIDEND FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 332-9530


THIS STATEMENT OF ADDITIONAL INFORMATION, OR SAI, IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF RMR PREFERRED DIVIDEND FUND, DATED MAY 25, 2005, AS SUPPLEMENTED FROM TIME TO TIME. THIS SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE SAI AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING TO US OR CALLING US AT THE ADDRESS OR TELEPHONE NUMBER SHOWN ABOVE. YOU MAY ALSO OBTAIN A COPY OF OUR PROSPECTUS AND SAI ON THE SEC'S WEBSITE AT http://www.sec.gov.

THIS SAI IS DATED MAY 25, 2005.

                                TABLE OF CONTENTS

                                                                          PAGE
General Information.......................................................   2
Additional Information About Investment Policies
 and Restrictions.........................................................   2
Management of the Fund....................................................   7
Compensation of Trustees..................................................  14
Administrative Services...................................................  15
Portfolio Transactions and Brokerage......................................  16
Determination of Net Asset Value..........................................  17
Tax Matters...............................................................  18
Performance Information...................................................  24
Experts  .................................................................  25
Additional Information....................................................  25
Financial Statement.......................................................  26
Appendix A - Description of Ratings....................................... A-1


                               GENERAL INFORMATION

RMR Preferred Dividend Fund ("we", "us" or the "Fund") is a newly organized, non-diversified, closed end management investment company organized as a Massachusetts business trust. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

        ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment restrictions, policies and techniques are not fundamental and may be changed by our board of trustees without the approval of our shareholders. Our investment objectives are fundamental policies and cannot be changed without a vote of our shareholders.

U.S. GOVERNMENT OBLIGATIONS

We may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and
(iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

CASH RESERVES

Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

Money market instruments in which we may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

REPURCHASE AGREEMENTS

We may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to the Fund in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

The principal risks to the Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

FOREIGN SECURITIES

Although we have no present intention to do so, we may invest up to 20% of our managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about foreign securities than about U.S. securities, because issuers of foreign securities may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of foreign securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally less developed, less efficient, more volatile and have substantially less volume than U.S. markets. Foreign securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, our overall expense ratio may increase if we invest in foreign securities.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

ZERO COUPON SECURITIES

We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our investment company taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

ILLIQUID SECURITIES

We may invest in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by our board of trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered to be illiquid or not readily marketable and, therefore, are not subject to this limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor, subject to the oversight of our trustees.

PORTFOLIO TURNOVER RATE

Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objective and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be greater than 100%.

SHORT SALES

We may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, we own at least an equal amount of the securities sold short or own preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by us to, for example, lock in a sale price for a security we do not wish to sell immediately.

We may also make short sales of a security we do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, we must borrow the security to make delivery to the buyer. We are then obligated to replace the borrowed security at a future date. The price at such time may be more or less than the price at which we sold the security. Until the borrowed security is replaced, we are required to pay the security's owner any dividends or interest which are paid or accrued during the period of the loan. To borrow the security, we also may be required to pay a premium. Until we replace a borrowed security, we may segregate an amount of cash or other liquid assets with our custodian such that the amount segregated plus any amount deposited with the broker as collateral will (i) equal the current value of the security sold short and (ii) not be less than the market value of the security at the time it was sold short. We will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which we replace the borrowed security. We will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest we may be required to pay in connection with a short sale. No more than one third of our managed assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

INVESTMENT RESTRICTIONS

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in the securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8. will invest, under normal market conditions, at least 80% of the value of our managed assets in preferred securities unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

9. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

10. will not enter into short sales representing more than 5% of our managed assets; and

11. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the voting shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding voting shares. Our non-fundamental policies may be changed by our board of trustees.

                             MANAGEMENT OF THE FUND

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 2008, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 2006, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 2007. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

Holders of a plurality of our common shares and our fund preferred shares, voting together, will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. While fund preferred shares are outstanding, fund preferred shareholders will also be entitled to elect two trustees. Fund preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

TRUSTEES AND OFFICERS

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."



                     POSITION(S)
                     HELD WITH FUND                                                                    NUMBER OF
                     AND TERM OF                                                                       PORTFOLIOS IN
                     OFFICE AND        PRINCIPAL OCCUPATION(S)                                         FUND COMPLEX
NAME                 LENGTH OF TIME    DURING PAST 5 YEARS AND                                         OVERSEEN BY
(AGE)                SERVED            OTHER DIRECTORSHIPS HELD BY TRUSTEE                             TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Barry M. Portnoy *   Class III         Chairman of Reit Management & Research LLC - 1986 to present;          4
(59)                 trustee to        director and vice president of our Advisor - 2002 to present;
                     serve until       portfolio manager of RMR Real Estate Fund, RMR Hospitality
                     2007.               and Real Estate Fund and RMR F.I.R.E. Fund - inception to
                     November 2004       present;
                     to present.         managing director of Five Star Quality Care, Inc. - 2001 to present;
                                       managing trustee of Senior Housing Properties Trust - 1999 to present;
                                       managing trustee of Hospitality Properties Trust - 1995 to present;
                                       managing trustee of HRPT Properties Trust - 1986 to present.

Gerard M. Martin **  Class II          Director of Reit Management & Research LLC - 1986 to present;          4
(70)                 trustee to        director and vice president of our Advisor - 2002 to present;
                     serve until       managing director of Five Star Quality Care, Inc. - 2001 to
                     2006.               present;
                     November 2004       managing trustee of Senior Housing Properties Trust - 1999 to
                     to present.         present;
                                       managing trustee of Hospitality Properties Trust - 1995 to present;
                                       managing trustee of HRPT Properties Trust - 1986 to present.

DISINTERESTED
TRUSTEES

John L.             Class I trustee   Executive Director and trustee of the Yawkey Foundation (a              4
Harrington (68)     to serve until       charitable trust) and a trustee of the JRY Trust (a
                    2008. February       charitable trust) - 1982 to present;
                    2005 to present.  Chairman of the Board of the Yawkey Foundation - March 2002 to
                                         June 2003;
                                      Chief Executive Officer of the Boston Red Sox Baseball Club -
                                         1982 to 2002;
                                      trustee of Hospitality Properties Trust - 1995 to present;
                                      director of Five Star Quality Care, Inc. - 2001 to January 2004;
                                      trustee of Senior Housing Properties Trust - 1999 to present.

Frank J. Bailey     Class II          Partner in the Boston law firm of Sherin and Lodgen LLP;                4
(50)                trustee to        trustee of Hospitality Properties Trust - 2003 to present;
                    serve until       trustee of Senior Housing Properties Trust - 2002 to present.
                    2006. February
                    2005 to present.

Arthur G.           Class III         President and Chief Executive Officer of Gainesborough                  4
Koumantzelis (74)   trustee to           Investments LLC - June 1998 to present;
                    serve until       trustee of Hospitality Properties Trust - 1995 to present;
                    2007.  February   director of Five Star Quality Care, Inc. - 2001 to present;
                    2005 to present.  trustee of Senior Housing Properties Trust - 1999 to 2003.

A majority of the Fund's trustees are not "interested persons" as defined in the 1940 Act. The SEC has recently promulgated rules which, when effective, are likely to result in board member changes or additions so that at least 75% of our trustees will not be "interested persons" as defined under the 1940 Act.

--------------

* Mr. Portnoy is an "interested person" of the Fund as defined by the 1940 Act because he is the owner, a director and officer of our Advisor.

** Mr. Martin is an "interested person" of the Fund as defined by the 1940 Act because he was an owner and is a director and officer of our Advisor.

EXECUTIVE OFFICERS

Thomas M. O'Brien  President.        President and director of our Advisor - 2002 to present;
(39)               November 2004     portfolio manager of RMR Real Estate Fund, RMR Hospitality and
                   to present.         Real Estate Fund and RMR F.I.R.E. Fund - inception to present;
                                     Vice President of Reit Management & Research LLC -1996 to
                                       present;
                                     Treasurer and Chief Financial Officer, Hospitality Properties
                                       Trust - 1996 to 2002;
                                     Executive Vice President, Hospitality Properties Trust -2002 to
                                       2003.

Mark L. Kleifges   Treasurer.        Vice President of Reit Management & Research LLC - 2002 to
 (44)              November 2004       present;
                   to present.       Vice President of our Advisor -2003 to September 2004;
                                     Treasurer of our Advisor - September 2004 to present;
                                     Treasurer and Chief Financial Officer, Hospitality Properties
                                       Trust - 2002 to present;
                                     Partner, Arthur Andersen LLP - 1993-2002.

Jennifer B. Clark  Secretary.        Vice President of Reit Management & Research LLC - 1999 to
(43)               November 2004       present;
                   to present.       Secretary of our Advisor - 2002 to present;
                                     Senior Vice President of HRPT Properties Trust - 1999 to present.

James J. McKelvey  Vice President.   Vice President of our Advisor - April 2004 to present;
(46)               November 2004       portfolio manager of RMR Real Estate Fund and RMR Hospitality
                   to present.         and Real Estate Fund - June 2004 to present;
                                     portfolio manager of RMR F.I.R.E. Fund - inception to present;
                                     portfolio manager and senior research officer for John Hancock
                                       Funds - 1997 to April 2004.

John C. Popeo      Vice President.   Treasurer of Reit Management & Research LLC - 1997 to present;
(44)               November 2004       Treasurer of RMR Real Estate Fund - 2002 to 2003;
                   to present.       Treasurer of our Advisor - 2002 to September 2004;
                                     Vice President of our Advisor - September 2004 to present;
                                     Treasurer and Chief Financial Officer of HRPT Properties Trust
                                       - 1997 to present.

Adam D. Portnoy    Vice President.   Vice President of Reit Management & Research LLC -2003 to
(34)               November 2004       present;
                   to present.       Vice President of our Advisor - 2003 to present;
                                     Executive Vice President of HRPT Properties Trust - 2003 to present;
                                     Senior Investment Officer, International Finance Corporation -
                                       2001 to 2003;
                                     Vice President, ABN AMRO Investment Banking - 2001;
                                     President and CEO, Surfree.com, Inc. - 1997 to 2000.

William J.         Chief             Chief Compliance Officer of our Advisor - September 2004 to
Sheehan            Compliance          present;
(60)               Officer and       Director of Internal Audit of HRPT Properties Trust,
                   Director of         Hospitality Properties Trust, Senior Housing Properties Trust
                   Internal            and Five Star Quality Care, Inc. - 2003 to present;
                   Audit.            trustee of Hospitality Properties Trust - 1995 to 2003;
                   November 2004     Executive Vice President, Ian Schrager Hotels LLC - 1999 to
                   to present.         2003.

Each of our executive officers is elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

COMMITTEES OF THE BOARD

We have an Audit Committee consisting of disinterested trustees. The Audit Committee's function is to assist the board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. The Audit Committee is directly responsible for the selection of independent accountants.

We have a Nominating Committee and a Compensation Committee, each consisting of disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to determine and review the fees paid to our trustees.

We have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.


APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

As described in the prospectus, we and our Advisor are parties to an investment management agreement (the "Current Advisory Agreement"). Before the May 16, 2005 effective date of the Current Advisory Agreement, we and our Advisor were parties to a prior investment management agreement dated as of February 14, 2005 (the "Initial Advisory Agreement"). The Current Advisory Agreement and the Initial Advisory Agreement (collectively, the "Advisory Agreements") were both approved by our board of trustees, including a majority of our disinterested trustees, as is their responsibility under the 1940 Act, and considered the factors described below. The Advisory Agreements were each approved for an initial two year term commencing on February 14, 2005, and were identical in every respect, except that the Current Advisory Agreement was not to be effective until such time as a planned change in ownership of the Advisor was consummated. As a result of the change in ownership, completed on May 16, 2005, Mr. Portnoy became the 100% owner of our Advisor, the Initial Advisory Contract terminated and the Current Advisory Contract became effective. The Current Advisory Agreement will terminate on February 14, 2007, subject to renewal by the trustees. The Advisor, as sole shareholder, has voted and approved the Advisory Agreements.

In determining to approve the Advisory Agreements, our trustees reviewed materials provided by the Advisor and considered: (1) the level of fees of the Fund as compared to competitive funds of a comparable size and the fact that the fees to be charged are reasonable as compared to other funds; (2) the estimated expense ratio of the Fund as compared to competitive funds of a comparable size, the fact that the estimated expense ratio of the Fund is reasonable compared to other funds and the fact that the Advisor has agreed to waive a portion of its fee during the first five years of the Fund's existence; (3) the nature, extent and quality of the services rendered by the Advisor, including the experience of affiliates of the Advisor in managing public companies; (4) anticipated benefits derived by the Advisor from its relationship with the Fund; (5) the costs of providing services to the Fund; (6) the anticipated profitability of the Fund to the Advisor; (7) the benefits, in particular the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934 which may be derived by the Advisor as a result of allocation of our brokerage transactions and the fact that the Advisor does not expect to seek or participate in these so-called "soft-dollar" arrangements; and (8) any potential economies of scale. They also considered that the Advisor has agreed to pay all of our organizational costs and our offering expenses, other than the sales load, that exceed an amount equal to $0.04 per common share issued to non-affiliates and that the services and personnel of the Advisor have not changed as a result of the change of ownership.


PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED. Our portfolio managers, James J. McKelvey, Thomas M. O'Brien and Barry M. Portnoy, together manage three other registered investment companies. As of May 24, 2005, the aggregate total assets of these funds was $285 million. Each fund pays an advisory fee to our Advisor solely on the basis of assets under management. None of our portfolio managers currently manage other pooled investment vehicles or other accounts.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Fund as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. Our Advisor believes that the risk of a material conflict of interest developing is limited because (i) the funds are generally managed in a similar fashion, (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, our Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

COMPENSATION. Mr. Barry Portnoy is the owner of our Advisor and, through May 24, 2005, has not received a salary or other compensation from our Advisor except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

         Our other portfolio managers, Messrs. O'Brien and McKelvey, are paid based upon the discretion of the board of directors of our Advisor. Our Advisor's board of directors consists of Messrs. Barry Portnoy, Martin and O'Brien. Compensation of Messrs. O'Brien and McKelvey includes base salary, annual cash bonus and they have the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of our Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. O'Brien devotes a substantial majority of his business time to providing services as a portfolio manager or officer of our Advisor and funds managed by our Advisor; however, he also dedicates some of his business time to providing services to affiliates of our Advisor. Therefore, in addition to compensation paid by our Advisor, Mr. O'Brien receives compensation for separate services to these affiliates. Mr. Portnoy also receives compensation for his services to those affiliates.

OWNERSHIP OF SECURITIES. The following table sets forth, for each portfolio manager, the aggregate dollar range of our equity securities beneficially owned as of May 24, 2005.

                                                DOLLAR RANGE OF EQUITY
                                                SECURITIES IN THE FUND
          NAME OF PORTFOLIO MANAGER             AS OF MAY 24, 2005.
         -------------------------------------------------------------------
         James J. McKelvey                     None
         Thomas M. O'Brien                     None
         Barry M. Portnoy                      $50,000 - $100,000(1)

(1) 5,000 common shares of the Fund are held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor.

TRUSTEE OWNERSHIP

The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of May 24, 2005. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                                               AGGREGATE DOLLAR RANGE OF
                                                               EQUITY SECURITIES IN ALL
                                                               REGISTERED INVESTMENT
                                                               COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF EQUITY         TRUSTEE IN FAMILY OF
                                SECURITIES IN THE FUND         INVESTMENT COMPANIES
         NAME OF TRUSTEE        AS OF MAY 24, 2005(1)          AS OF DECEMBER 31, 2004
         ---------------------------------------------------------------------------------
         Barry M. Portnoy       $50,001 - $100,000(2)(3)       Over $100,000
         Gerard M. Martin       None(4)                        Over $100,000
         John L. Harrington     None                           Over $100,000
         Frank J. Bailey        None                           $1 - $10,000
         Arthur G. Koumantzelis None                           $1 - $10,000

-------------------

(1) As of December 31, 2004, the Fund was not operational, and accordingly only one common share was outstanding and it was owned by the Fund's Advisor.

(2) 5,000 common shares are held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor.

(3) In connection with our initial public offering, we have agreed to sell 31,250 of our common shares for an aggregate price of $625,000 to a corporation of which Mr. Portnoy is the sole shareholder.

(4) In connection with our initial public offering, we have agreed to sell 31,250 of our common shares for an aggregate price of $625,000 to a corporation of which Mr. Martin is the sole shareholder.

PRINCIPAL SHAREHOLDERS

Since our inception, and until completion of this offering, our Advisor owns 100% of our shares. To our knowledge, after completion of this offering, our Advisor, officers and trustees will own, as a group, in the aggregate 67,500 shares representing 2.9% of our common shares outstanding immediately following this offering.

After completion of this offering, no person, to our knowledge, will own beneficially more than 5% of our common shares.

PROXY VOTING POLICES AND PROCEDURES

The Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Fund. The Fund's policies and procedures will be implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the board of trustees of the Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

Proxies solicited by issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Advisor will follow the instructions of the board of trustees.

                            COMPENSATION OF TRUSTEES

We expect to pay each trustee who is not an interested person an annual fee and a fee for attending trustees' meetings in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive a fee for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid by us. Trustee compensation may be adjusted from time to time. Our trustees receive no pension or retirement benefits from us.

Because we were not in operation in 2004, during the year ended December 31, 2004, the trustees of the Fund did not receive any compensation for serving as our trustees. Set forth in the table below is the compensation estimated to be paid to the trustees by the Fund for the period beginning May 25, 2005, and ending on December 31, 2005, and the amounts received by or owed to such persons during the year ended December 31, 2004, for serving as trustees of investment companies that are also managed by our Advisor.

        ---------------------------------------------------------------------------------------
                                                                    TOTAL COMPENSATION FROM
                                   ESTIMATED COMPENSATION FROM       FUND AND FUND COMPLEX
              NAME OF TRUSTEE      FUND FOR CURRENT FISCAL YEAR (1)        FOR 2004
        ---------------------------------------------------------------------------------------
             Barry M. Portnoy                   $0                             $0
        ---------------------------------------------------------------------------------------
             Gerard M. Martin                   $0                             $0
        ---------------------------------------------------------------------------------------
             John L. Harrington                 $4,900                         $23,000
        ---------------------------------------------------------------------------------------
             Frank J. Bailey                    $4,900                         $24,250
        ---------------------------------------------------------------------------------------
             Arthur G. Koumantzelis             $4,900                         $23,000

        (1) Includes retainer of $3,500 from the Fund and assumes meeting fees for four meetings during the period ending December 31, 2005.

                             ADMINISTRATIVE SERVICES

In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder; (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

For reviewing the work performed by State Street Bank and for performing administrative services not provided by State Street Bank, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

CODE OF ETHICS

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 450 5th St., N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through Wells Fargo Bank, N.A., our transfer agent and Plan Agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our Advisor, our Advisor's employees and other service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

Investment decisions for the Fund and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of the Fund's having its advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees. Also, we may consider available securities pricing to be unreliable if significant market or other events arise. When closing market prices or market quotations are not available or are considered to be unreliable, our Valuation Committee values securities under policies approved by our trustees that they believe will accurately reflect fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

                                   TAX MATTERS

Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our common shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of our common shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

We intend to qualify each taxable year for treatment as a RIC, although we cannot give complete assurance that we will so qualify. To qualify for this treatment, we must generally, among other things: (a) derive at least 90% of our gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies; (b) distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (c) diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses.

If we qualify for treatment as a RIC, we generally will not be subject to federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of our earnings and profits. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Generally, we intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. Generally, we also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period ending October 31 of that year, plus 100% of any retained amount of either of our ordinary income or capital gain net income from the prior year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount with respect to which we pay income tax. A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. We generally intend to make distributions sufficient to avoid imposition of material excise tax.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. As long as we qualify for treatment as a RIC, distributions we make to our shareholders from our investment company taxable income generally will be taxable to them as ordinary income to the extent of our earnings and profits. A portion of our distributions are likely to be classified based upon the character of distributions we receive from real estate investment trusts, e.g., as ordinary income, qualified dividend income, capital gains or return of capital. We currently expect that a portion of the dividends we distribute to our shareholders will be eligible for the dividends received deduction available to corporations and eligible for the new reduced maximum federal income tax rate on qualified dividend income received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Under the 2003 Tax Act, capital gain dividends that we pay with respect to gains recognized on sales or exchanges of capital assets through December 31, 2008, as well as any dividends that we pay with respect to qualified dividend income received by the Fund through December 31, 2008, will generally be subject to a maximum federal income tax rate of 15%.

If a portion of our income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by us to corporate shareholders, if properly designated, may be eligible for the dividends received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.


Under the 2003 Tax Act, for taxable years beginning on or before December 31, 2008, distributions of investment income that qualifies to be designated by us as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by the shareholder. Specifically, a dividend paid by us to a shareholder will not be treated as qualified dividend income of the shareholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.


Because we may earn income that is not qualified dividend income, such as interest, payments in lieu of dividends on securities we may lend, non-qualifying dividends (including a portion of distributions from real estate investment trusts or other pass through entities), and net short-term capital gains, the percentage of our dividends that will qualify as qualified dividend income or for the dividends received deduction will likely be less than 100%. We will notify our shareholders annually of the percentage of our dividends that qualify as eligible for treatment as qualified dividend income.

Distributions on our common shares are generally subject to federal income tax as described herein, even if they are paid from income or gains we earned before the shareholder's investment (and thus included in the price the shareholder paid).

If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if we do so, you will (1) be required to include in your federal taxable income, as long term capital gain, your share of the retained amount and (2) be entitled to credit your proportionate share of the tax we paid on the retained amount against your federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

We will notify shareholders annually as to the federal tax status of our distributions to them.

SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our common shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Under the 2003 Tax Act, such gain is generally taxable to individuals at a maximum rate of 15% through December 31, 2008. However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our common shares will be disallowed to the extent other common shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. We generally are required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish us with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to us that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we annually must distribute substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

FOREIGN SECURITIES. Dividends and interest we receive, and gains we realize, on our investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on these investments. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Although we have no present intention to do so, we may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if we hold stock of a PFIC, we will be subject to federal income tax on a portion of any "excess distribution" we receive on the stock or of any gain on our disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if we distribute the PFIC income as a taxable dividend to our shareholders. The balance of the PFIC income will be included in our investment company taxable income and, accordingly, will not be taxable to us to the extent we distribute that income to our shareholders.

If we invest in a PFIC and elect to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of our incurring the foregoing tax and interest obligation, we would be required to include in income each year our pro rata share of the QEF's annual ordinary earnings and net capital gain - which we would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if we did not in fact receive those earnings and gain from the QEF. However, we will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide us with information we need to comply with our tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a PFIC.


We may elect to "mark-to-market" any stock in a PFIC we own at the end of our taxable year, provided the PFIC stock is "marketable" as defined under the PFIC rules. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over our adjusted basis therein as of the end of that year. Pursuant to this election, we also may deduct (as an ordinary, not capital, loss) the excess, if any, of our adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in our income for prior taxable years under the election. Our adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. We will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent we actually receive cash distributions from the PFIC during that year. An investment in a PFIC may or may not consist of stock that is "marketable", and therefore this election may not be available with respect to an investment in a PFIC.


SECURITIES WITH UNCERTAIN TAX TREATMENT. Certain securities the Fund may invest in are, or income from these securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the IRS. If the Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

CERTAIN REAL ESTATE COMPANIES. Income that we derive from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. We will restrict our investment in partnerships to maintain our qualification as a RIC.

NON-U.S. SHAREHOLDERS. The following discussion relates to the U.S. taxation of a shareholder who is not a U.S. person (a "non-U.S. shareholder"), and whose income from the Fund or the sale of shares of the Fund is not effectively connected with a U.S. trade or business carried on by the shareholder. Certain aspects of this discussion are modified by recent tax law changes. See "American Jobs Creation Act of 2004" below.

Generally, the Fund's distributions of investment company taxable income, including any dividends designated as qualified dividend income, will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this withholding tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

Any gain that a non-U.S. shareholder realizes upon the sale or exchange of our shares will ordinarily be exempt from U.S. federal income and withholding tax unless (i) in the case of a shareholder who is a nonresident alien individual, the gain is U.S. source income and such non-U.S. shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the non-U.S. shareholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the non-U.S. shareholder actually or constructively held more than 5% of the shares of the same class of shares as the shares that were disposed. In the case of clause (ii) of the proceeding sentence, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above, a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares, and the withheld amounts would be credited against the non-U.S. shareholder's U.S. federal income tax liability on such disposition.

A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of a publicly traded U.S. real property holding corporation, or, for taxable years beginning on or after January 1, 2005 but before January 1, 2008, stock of a domestically controlled RIC) and certain participating debt securities. While there can be no assurance in this regard, the Fund does not believe it will ever be a U.S. real property holding corporation, nor does the Fund believe it will ever be other than a domestically controlled RIC.

THE AMERICAN JOBS CREATION ACT OF 2004

DISTRIBUTIONS TO NON-U.S. SHAREHOLDERS. The American Jobs Creation Act of 2004 (the "Act") was signed into law on October 22, 2004. The Act modifies the tax treatment of certain distributions from the Fund to shareholders who are non-U.S. shareholders as described above. With certain exceptions, under the Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold on distributions properly designated as net short-term capital gains in excess of net long-term capital losses or distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by the non-U.S. shareholder.

In addition, the Act provides that a distribution attributable to the Fund's gain from the sale of a U.S. real property interest (including the Fund's gain from the sale of shares of certain REITs, RICs, and U.S. real property holding corporations) will be subject to U.S. withholding when paid to a non-U.S. shareholder. Such a distribution will also give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

However, the Fund's gain from the sale of (i) shares of "domestically controlled" REITs or RICs (generally, REITs or RICs that are less than 50% owned by foreign persons) or (ii) shares representing, together with any other shares owned by the Fund, 5% or less of a publicly traded class of stock of any corporation (including REITs or RICs that are not domestically controlled), will not be considered gain from a U.S. real property interest. The Fund expects that substantially all of its investments in stock potentially treated as a U.S. real property interest will qualify under either or both of these exceptions to the Act's new withholding and tax filing rules, but there can be no assurance in this regard.

REPORTABLE TRANSACTIONS. Generally, under the Act, penalties will be imposed if (i) an individual recognizes a loss with respect to shares of the Fund of $2 million or more, or (ii) a C corporation recognizes a loss with respect to shares of the Fund of $10 million or more, and such shareholder does not file IRS Form 8886 disclosing this loss. The penalty for failure to properly file Form 8886 and properly disclose these "reportable transactions" is generally $10,000 in the case of individuals, and $50,000 for other shareholders. We believe that shareholders of a RIC such as the Fund are not excepted from these reporting requirements, although future IRS guidance may extend such an exception. The fact that a loss is reportable on Form 8886 does not affect whether such loss is allowable for U.S. federal income tax purposes.

Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by the Act.

                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the NASDAQ Composite Index and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms, the standard deviation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. An index generally is an unmanaged portfolio intended to be representative of a particular industry or market segment. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                                     EXPERTS

Ernst & Young LLP, independent registered public accounting firm, have audited our financial statement at May 18, 2005, as set forth in their report. We have included our financial statement in this SAI in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                               FINANCIAL STATEMENT

             Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees of RMR Preferred Dividend Fund

We have audited the accompanying statement of assets and liabilities of RMR Preferred Dividend Fund (the "Fund") as of May 18, 2005. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of RMR Preferred Dividend Fund at May 18, 2005, in conformity with U.S. generally accepted accounting principles.

                                         /s/ ERNST & YOUNG LLP
                                         --------------------------------------

Boston, Massachusetts
May 19, 2005

                           RMR Preferred Dividend Fund

                       Statement of Assets and Liabilities

                                  May 18, 2005


ASSETS
Cash                                                                                $100,000
Deferred offering costs                                                               70,000
                                                                            --------------------
                                                                                    $170,000
                                                                            ====================
LIABILITIES
Payable for offering costs                                                           $70,000
                                                                            --------------------
NET ASSETS AT VALUE                                                                 $100,000
                                                                            ====================
NET ASSETS CONSISTS OF:
Paid-in capital                                                                     $100,000
                                                                            ====================
SHARES OUTSTANDING ($0.001 par value; unlimited shares
     authorized)                                                                       5,000
                                                                            ====================

NET ASSET VALUE PER SHARE                                                            $20.00
                                                                            ====================

SEE ACCOMPANYING NOTES.

                           RMR Preferred Dividend Fund

                          Notes to Financial Statement

                                  May 18, 2005

1.  Organization

RMR Preferred Dividend Fund, or the Fund, was organized as a Massachusetts business trust on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund has had no operations to date, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors.

2.  Summary of Significant Accounting Policies

Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statement and related notes. The actual results could differ from these estimates.

3.  Concentration of Risk

Following the start-up period, under normal market conditions, the Fund's investments will be predominantly focused on preferred securities issued by real estate investment trusts or REITs. The value of the Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting REITs than would the shares of a diversified fund.

4.  Advisory and Administration Agreements

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, upon commencement of investment operations, RMR Advisors will be compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets mean total assets of the Fund less liabilities other than the aggregate indebtedness entered into for the purposes of leverage. For purposes of calculating managed assets, the liquidation preference of any preferred shares outstanding will not be considered a liability.

RMR Advisors has contractually agreed to waive a portion of their annual fee equal to 0.55% of the Fund's average daily managed assets, for the first five years of the Fund's operation.

On May 16, 2005, there was change in ownership interests of RMR Advisors resulting in termination of the investment advisory agreement as per the Investment Company Act of 1940. On the same day another investment advisory agreement substantially the same as the first

                           RMR Preferred Dividend Fund
agreement, except for the effective date, was entered into with RMR Advisors. The other terms of the agreement including advisory fees and termination date remained the same.

RMR Advisors will also perform administrative functions for the Fund on a cost reimbursement basis pursuant to an administration agreement. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street"). Under the terms of the sub-administration agreement RMR Advisors pays State Street a fee for all services received under the sub-administration agreement.

5.  Organization Expenses and Offering Costs

Based on an estimated offering of 2,000,000 common shares, organization and offering costs are estimated to be approximately $30,000 and $460,000, respectively. RMR Advisors has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.04 per common share sold to the public. Such amount to be paid by RMR Advisors is estimated to be $420,000. The Fund will pay offering costs estimated at $70,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid in capital at the completion of the Fund offering.

6.  Federal Income Tax

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

                                   APPENDIX A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Bonds rated CC are currently highly vulnerable to nonpayment.

         C - A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

         A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

         B - Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C - A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D - A short-term obligation rated `D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

         Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term orlong-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR: Indicates that Fitch does not rate the specific issue.

         Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

         Rating Watch: Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where


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ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

         CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C: Bonds are in imminent default in payment of interest or principal.

         DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below `CCC'.

         NR: Indicates that Fitch does not rate the specific issue.

         Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F1: Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.


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         F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

         F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D: Default. Issues assigned this rating are in actual or imminent payment default.

                                * * * * * * * *

         NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


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